SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 MARCH 25, 1998


                          CALIFORNIA PRO SPORTS, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)

DELAWARE                                0-25114                        84-121773
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                         identification number)

1221-B SOUTH BATESVILLE ROAD
GREER, SOUTH CAROLINA                                                      29650
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                                 (864) 848-5160
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         California Pro Sports, Inc. (the "Registrant") has negotiated with a group of accredited investors, whereby the investors will purchase the existing shares of common stock of USA Skate Corporation (its majority owned subsidiary) that are currently owned by the Registrant along with an option to acquire shares of the Registrant in exchange for the purchased shares of USA Skate, for $1,400,000 in cash. The options allow the investors to exchange each share of USA Skate common for 1.5 shares of the Registrant's common stock. If the investors exercise their option to exchange the USA Skate common shares for Registrant's common shares, Registrant would seek other purchasers for the USA Skate stock. Management believes that these transactions will provide Registrant with sufficient working capital to meet its current obligations and allow the Company to pursue possible merger or other transactions and provide the Company with approximately $2,200,000 of net tangible assets which will be sufficient to maintain its continuing Nasdaq SmallCap Market inclusion requirements.

         Separately, the Company has signed, effective January 30, 1998 (through ImaginOn Acquisition Corp., a newly formed, wholly owned subsidiary of the Company) to merge with a privately owned development stage enterprise. Under the merger agreement, there would be an exchange of 100% of the outstanding shares of the privately owned enterprise for an amount equal to 60% of the outstanding post-merger common stock of the Company (without giving effect to the possible exercise of certain currently outstanding options and warrants of the Company). The contemplated merger is subject to a stockholder vote which will be held at the earliest possible date.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL STATEMENTS

         Included with this report are the following pro forma financial statements:

         (1) The Registrant's unaudited pro forma condensed consolidated balance sheet as of February 28, 1998, giving effect to the transaction (other than the proposed merger) as if they had occurred on February 28, 1998.

(c)      EXHIBITS

         Exhibit
         Number            Description
         -------           -----------
         None

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CALIFORNIA PRO SPORTS, INC.

Date: March 25, 1998                   By  /s/ Barry S. Hollander
      --------------                       -----------------------
                                           Chief Financial Officer

                           CALIFORNIA PRO SPORTS, INC.
                                AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET



         California Pro Sports, Inc. (the "Company") has negotiated with a group of accredited investors whereby the investors will purchase for approximately $1,400,000 in cash, existing shares of USA Skate Corporation ("USA Skate") common shares that are currently owned by the Company with an option to acquire 2,763,000 California Pro shares in exchange for the USA Skate common shares.

The accompanying unaudited pro forma condensed consolidated balance sheet as of February 28, 1998 gives effect to these transactions as if they had occurred on February 28, 1998.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the historical financial statements of the Company. The unaudited pro forma consolidated balance sheet does not purport to be indicative of the financial position of the company had the sale occurred on February 28, 1998.

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET

                                FEBRUARY 28, 1998


                                      California Pro
                                     Sports, Inc. and              Pro Forma       Pro Forma
           ASSETS                      Subsidiaries               Adjustments     Consolidated
           ------                    ----------------             -----------     ------------
                                       (unaudited)
Current Assets:
   Cash                                $      4,937 (1)           $  1,394,737    $  1,399,674
   Accounts Receivable                      489,432 (1)               (297,525)        191,907
   Escrow Receivable                        497,127 (1)               (497,127)
   Due to/from affiliated company           400,000 (1)               (346,060)         53,940
   Prepaid & other                          197,955 (1)               (190,066)          7,889
   Investment in parent                   1,632,133 (1)             (1,632,133)
                                       ------------               ------------    ------------
     Total current assets                 3,221,584                 (1,568,174)      1,653,410
                                       ------------               ------------    ------------

Property, plant and equipment, net          139,465                          0         139,465
Licenses and trademarks, net                490,151                                    490,151
Goodwill and other intangible
   assets, net                              570,598 (1)               (570,598)
                                       ------------               ------------    ------------
   Total assets                        $  4,421,798               $ (2,138,772)   $  2,283,026
                                       ============               ============    ============

Current liabilities:
   Notes payable:
     Convertible promissory notes      $  1,070,150 (1)           $ (1,074,150)   $
     Other                                  421,280 (1)               (421,280)
     Officers/shareholders                      100                                        100
   Accounts payable and accrued exp.
     Accounts payable, trade                205,667 (1)                (93,027)        112,640
                                       ------------               ------------    ------------
     Total current liabilities            1,697,197                 (1,584,457)        112,740
                                       ------------               ------------    ------------

Deferred income taxes                        60,149 (1)                (60,149)
                                       ------------               ------------
Minority Interest                           498,985 (1)               (498,985)
                                       ------------               ------------

Shareholders' equity                      2,165,467 (1)                  4,819       2,170,286
                                       ------------               ------------    ------------
Total liabilities
   & shareholders' equity              $  4,421,798               $ (2,138,772)   $  2,283,026
                                       ============               ============    ============

See notes to unaudited pro forma condensed consolidated balance sheet.

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                                  BALANCE SHEET
                                DECEMBER 31, 1997

(1) To record the cash of $1,400,000 received for the sale of 1,842,000 shares of USA Skate Corporation common stock owned by the Company with an option to acquire 2,763,000 California Pro shares in exchange for the USA Skate Corporation common stock. This would result in the elimination of minority interest, goodwill and previously consolidated assets and liabilities related to USA Skate Corporation